Exhibit 99.1
USG CORPORATION
PROJECTED CONSOLIDATED FINANCIAL INFORMATION
SIGNIFICANT BUSINESS AND ECONOMIC ASSUMPTIONS
For purposes of demonstrating the feasibility of the Plan, the following financial projections (the “Projections”) were prepared by the Debtors. The Projections reflect the Debtors’ estimate of their expected consolidated results of operations, financial position and cash flows of the Reorganized Debtors and their non-debtor Affiliates (the “Company”). Accordingly, the Projections reflect the Debtors’ judgment of expected future operating performance and business conditions, which are subject to change.
The Debtors do not, as a matter of course, publish their business plans and strategies or forward looking projections of results of operations, financial position and cash flows. Accordingly, the Debtors do not anticipate that they will, and disclaim any obligation to, furnish updated business plans or projections to the holders of Claims or Equity Interests after the date of this Disclosure Statement exhibit, or to include such information in documents required to be filed with the Securities and Exchange Commission (the “SEC”) or otherwise make such information public.
In connection with the development of the Plan, the Debtors, with the assistance of various publications and resources, prepared the Projections. The Projections assume the Plan will be implemented in accordance with its stated terms. The assumptions disclosed herein are those that the Debtors believe to be significant to the Projections. Although the Debtors are of the opinion that these assumptions are reasonable under current circumstances, such assumptions are subject to inherent uncertainties, such as the size and growth of the North American residential and nonresidential construction and repair and remodel markets, industry wallboard capacity, interest rates, inflation, commodity and material prices, general economic conditions and other factors affecting the Company’s businesses. The impact of a change in any of these factors cannot be predicted with certainty. Because events and circumstances frequently do not occur as expected, there will be differences between the projected results and actual results. These differences may be material to the Projections herein.
The Projections were prepared in good faith based on assumptions believed to be reasonable and applied in a manner consistent with past practices. The Projections should be read in conjunction with the assumptions and qualifications contained herein, the risk factors described in Section VII of the Disclosure Statement and historical audited consolidated financial statements for the fiscal year ended December 31, 2005, contained in the fiscal Form 10-K included in Exhibit VIII of the Disclosure Statement.
The Projections reflect, to the best of the Debtors’ knowledge and belief, the Company’s expected results of operations, financial position and cash flows. Accordingly, the Projections reflect the Debtors’ judgment as of February 2006, the date these Projections were prepared. Consequently, actual financial results could differ significantly from projected results.
The following Projected Consolidated Financial Information is included herein:
•	Summary of Significant Projection Assumptions and Accounting Policies

•	Projected Consolidated Statements of Earnings for the years ending December 31, 2006 and 2007

•	Projected Consolidated Balance Sheets as of December 31, 2006 and 2007

•	Projected Consolidated Statements of Cash Flow for the years ending December 31, 2006 and 2007

•	Notes to Projected Consolidated Financial Statements
All capitalized terms used in this exhibit and not otherwise defined have the meanings given to them in the Plan.
THE PROJECTIONS WERE NOT PREPARED WITH A VIEW TOWARD COMPLIANCE WITH THE GUIDELINES ESTABLISHED BY THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

(THE “AICPA”), THE FINANCIAL ACCOUNTING STANDARDS BOARD (THE “FASB”), OR THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) REGARDING PROJECTIONS. FURTHERMORE, THE PROJECTIONS HAVE NOT BEEN AUDITED OR REVIEWED BY THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THE PROJECTIONS, WHILE PRESENTED WITH NUMERICAL SPECIFICITY, ARE BASED UPON A VARIETY OF ESTIMATES AND ASSUMPTIONS, WHICH MAY NOT BE REALIZED, AND ARE SUBJECT TO SIGNIFICANT BUSINESS, ECONOMIC AND COMPETITIVE UNCERTAINTIES AND CONTINGENCIES, WHICH ARE BEYOND THE CONTROL OF THE DEBTORS. CONSEQUENTLY, THE PROJECTIONS SHOULD NOT BE REGARDED AS A REPRESENTATION OR WARRANTY BY THE DEBTORS, OR ANY OTHER PERSON, AS TO THE ACCURACY OF THE PROJECTIONS OR THAT THE PROJECTIONS WILL BE REALIZED. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PRESENTED IN THESE PROJECTIONS. HOLDERS OF CLAIMS MUST MAKE THEIR OWN DETERMINATIONS AS TO THE REASONABLENESS OF SUCH ASSUMPTIONS AND THE RELIABILITY OF THE PROJECTIONS IN MAKING THEIR DETERMINATIONS OF WHETHER TO ACCEPT OR REJECT THE PLAN, TO THE EXTENT SUCH CLAIMS ARE ALLOWED TO VOTE.
SUMMARY OF SIGNIFICANT PROJECTION ASSUMPTIONS AND ACCOUNTING POLICIES
The Projections reflect, to the best of the Debtors’ knowledge and belief, the expected consolidated results of operations, financial position and cash flows of the Company. Accordingly, the Projections reflect the Debtors’ judgment as of February 2006, the date these Projections were prepared. Consequently, actual financial results could differ significantly from projected results. The assumptions disclosed herein are those that the Debtors believe are significant to the Projections. Because events and circumstances frequently do not occur as expected, there will be differences between the projected results and actual results. These differences may be material to the Projections herein.
The Projections were prepared under two scenarios:
(i)	“No FAIR Act” — The FAIR Act is not enacted and made law by the Trigger Date, or is enacted but held unconstitutional, and therefore the Debtors would be obligated to make payments under the Contingent Payment Note to the Asbestos Personal Injury Trust.

(ii)	“With FAIR Act” — The FAIR Act is enacted and made law by the Trigger Date and is not held unconstitutional, and therefore the Debtors’ obligations under the Contingent Payment Note would be cancelled.
The Debtors do not anticipate adopting fresh start accounting under AICPA Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code.”
The Debtors, with the assistance of various publications and resources, prepared the Projections for the years ending December 31, 2006 and 2007 (“Projection Period”), respectively. The Projections are based upon a variety of estimates and assumptions, and while the Debtors have prepared the Projections in good faith and believe the assumptions to be reasonable, no assurance exists that such estimates and assumptions will ultimately be realized. The Projections should be read in conjunction with the assumptions and qualifications contained herein, the risk factors described in Section VII of the Disclosure Statement and historical audited consolidated financial statements for the fiscal year ended December 31, 2005 contained in the fiscal Form 10-K included in Exhibit VIII of the Disclosure Statement.

General
1.	Methodology: The Projections were developed using a “bottom up” approach. The Debtors prepared operating projections for each of its businesses and/or product lines, which were then consolidated.

2.	Industry Environment: One critical assumption of the Projections is the size and growth of the North American residential and nonresidential construction and repair and remodel markets.

3.	Effective Date: The Effective Date is assumed to occur on June 30, 2006.

4.	Revenues: Consolidated revenues are projected to increase in 2006 and 2007. The Projections assume that revenue growth will be driven by the Company’s ability to increase business with existing customers, acquire new customers for their current businesses, and launch new businesses to penetrate new markets consistent with its strategic operating plan.

5.	Gross Profit: The Projections reflect new product introductions, improved manufacturing efficiencies and process improvements, sourcing and transportation initiatives and distribution network optimization. Benefits from these initiatives are assumed to offset inflation and other cost pressures.

6.	Selling and Administrative Expenses: The Projections reflect increases in selling and administrative expenses consistent with inflation estimates.

7.	Chapter 11 Reorganization Expenses: These expenses reflect bankruptcy fees net of interest income earned on cash balances through the Effective Date.

8.	Interest Expense and Interest Income: It is assumed the Company will pay a market rate of interest on the average debt outstanding. Interest income represents interest earned on cash balances after the Effective Date.

9.	Income Taxes: Income taxes are computed by adjusting book earnings before taxes (“EBT”) for projected permanent book/tax differences and applying applicable statutory tax rates to such adjusted EBT.

10.	Cash and Cash Equivalents: For purposes of the Projections, minimum cash balances of $350 million are maintained for working capital. Any excess cash balances are assumed to repay debt.

11.	Working Capital: The Projections assume that working capital increases are consistent with the revenue projections.

12.	Tax Refunds: The Debtors expect to generate significant tax refunds as a result of the funding of the Asbestos Personal Injury Trust and the payment of Postpetition Interest. These deductions will create net operating losses in 2006 and 2007 that can be carried back to offset taxable income in the 10 preceding years. Under the “No FAIR Act” scenario, the amount of U.S. federal tax refunds expected for 2006 (to be received in 2007) is $874 million and for 2007 (to be received in 2008) is $193 million. The U.S. federal tax refund for 2006 (to be received in 2007) expected under the “With FAIR Act” scenario is $243 million.

13.	Capital Spending: Capital spending is expected to remain relatively constant at approximately $400 million for the Projection Period.

USG CORPORATION
PROJECTED CONSOLIDATED STATEMENTS OF EARNINGS (unaudited)
Years Ended December 31
(dollars in millions)

	No FAIR Act *			With FAIR Act **
	2006		2007	2006		2007
Net sales	$5,475		$5,668	$5,475		$5,668
Cost of products sold	4,313		4,458	4,313		4,458

Gross profit	1,162		1,210	1,162		1,210
Selling and administrative expenses	397		409	397		409

Adjusted operating profit	765		801	765		801

Reversal of provision for asbestos claims	—		—	—		(3,050	)(a)
Chapter 11 reorganization expenses	28		—	28		—

Operating profit	737		801	737		3,851

Interest expense	494	(b)	121	494	(b)	26
Interest income	(14)		(14)	(25)		(63)
Income taxes	99		267	104		1,472

Net earnings	158		427	164		2,416

EBITDA (c)	897		944	897		944

*	The FAIR Act is not enacted and made law by the Trigger Date, or is enacted but held unconstitutional, and therefore the Debtors would be obligated to make payments under the Contingent Payment Note to the Asbestos Personal Injury Trust.

**	The FAIR Act is enacted and made law by the Trigger Date and is not held unconstitutional, and therefore the Debtors’ obligations under the Contingent Payment Note would be cancelled.
See Notes to Projected Consolidated Financial Statements.

USG CORPORATION
PROJECTED CONSOLIDATED BALANCE SHEETS (unaudited)
As of December 31
(dollars in millions)

	No FAIR Act *		With FAIR Act **
	2006	2007	2006	2007
Assets
Current assets:
Cash and cash equivalents	$350	$350	$1,383	$1,895
Accounts receivable, net	488	498	488	498
Inventories	337	350	337	350
Income taxes receivable	880	200	249	6
Deferred income taxes	1	1	1	1
Other current assets	203	194	203	194

Total current assets	2,259	1,593	2,661	2,944

Property, plant and equipment, net	2,244	2,526	2,244	2,526
Deferred income taxes	482	53	1,108	—
Other assets	265	265	265	265

Total assets	5,250	4,437	6,278	5,735

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	299	310	299	310
Accrued expenses	336	334	336	334
Short-term debt (d)	1,150	—	3,050	—
Deferred income taxes	5	3	5	3
Income taxes payable	38	38	38	38

Total current liabilities	1,828	685	3,728	685

Long-term debt (e)	1,118	1,021	240	240
Deferred income taxes	28	28	28	112
Other liabilities	687	687	687	687
Stockholders’ equity	1,589	2,016	1,595	4,011

Total liabilities and stockholders’ equity	5,250	4,437	6,278	5,735

*	The FAIR Act is not enacted and made law by the Trigger Date, or is enacted but held unconstitutional, and therefore the Debtors would be obligated to make payments under the Contingent Payment Note to the Asbestos Personal Injury Trust.

**	The FAIR Act is enacted and made law by the Trigger Date and is not held unconstitutional, and therefore the Debtors’ obligations under the Contingent Payment Note would be cancelled.
See Notes to Projected Consolidated Financial Statements.

USG CORPORATION
PROJECTED CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)
Years Ended December 31
(dollars in millions)

	No FAIR Act *		With FAIR Act **
	2006	2007	2006	2007
EBITDA (c)	$897	$944	$897	$944
Gross reorganization fees	(40)	—	(40)	—
Working capital increase	(36)	(15)	(36)	(15)
Interest received (paid)	33	(97)	44	47
Income taxes refunded (paid)	(32)	840	(32)	(39)
Capital expenditures	(430)	(425)	(430)	(425)

Cash from operations	392	1,247	403	512

Rights Offering proceeds (f)	1,800	—	1,800	—
Payments to Asbestos Personal Injury Trust (g)	(2,800)	(1,150)	(900)	—
Payments to unsecured creditors (h)	(1,365)	—	(1,365)	—
Administrative and priority claims (i)	(132)	—	(132)	—
Debt borrowings (repayment) (j)	878	(97)	—	—

Cash used for restructuring activities	(1,619)	(1,247)	(597)	—

Beginning cash	1,577 (k)	350	1,577 (k)	1,383

Ending cash	350	350	1,383	1,895

*	The FAIR Act is not enacted and made law by the Trigger Date, or is enacted but held unconstitutional, and therefore the Debtors would be obligated to make payments under the Contingent Payment Note to the Asbestos Personal Injury Trust.

**	The FAIR Act is enacted and made law by the Trigger Date and is not held unconstitutional, and therefore the Debtors’ obligations under the Contingent Payment Note would be cancelled.
See Notes to Projected Consolidated Financial Statements.

USG CORPORATION
NOTES TO PROJECTED CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
(a)	Under the ”With FAIR Act” scenario, it is assumed that $3.05 billion of asbestos reserves established in 2005 is reversed in 2007 once any constitutional challenges which are filed within 60 days of the Trigger Date have been resolved in favor of the FAIR Act in 2007.

(b)	Unless otherwise treated differently under the Plan, all Allowed Claims in Classes 3 through 6 and Class 8 would receive payment in full in cash plus Postpetition Interest on the Effective Date under the Plan. The majority of such Postpetition Interest is included as interest expense in 2006.

(c)	EBITDA reflects earnings before interest, taxes, depreciation, depletion and amortization.

(d)	Reflects Contingent Payment Note due to Asbestos Personal Injury Trust.

(e)	Reflects $240 million of Reinstated Class 5 Industrial Revenue Bond Claims plus additional borrowings, if needed, under new debt agreements to fund payments under the Plan and to provide for working capital needs for operations. While the new debt agreements have not been established, it is assumed that the average interest rate on outstanding borrowings will be at market rates.

(f)	Under the Plan, the Debtors would generate proceeds of approximately $1.8 billion through the Rights Offering.

(g)	Under the Plan, the Debtors would satisfy all Class 7 Asbestos Personal Injury Claims with cash payments to the Asbestos Personal Injury Trust as outlined below (dollars in millions):

	No FAIR Act	With FAIR Act
June 30, 2006	$890	$890
December 31, 2006	1,910	10
June 30, 2007	1,150	—

	3,950	900

(h)	Under the Plan, the Debtors would distribute approximately $1.4 billion in cash, including Postpetition Interest through the Effective Date, to satisfy Allowed Claims in Classes 3 through 6 and Class 8.

(i)	Includes fees payable in connection with the Rights Offering and fees to execute new debt agreements.

(j)	Reflects borrowings (repayments) necessary to fund payments under the Plan and maintain minimum cash balances of $350 million for working capital.

(k)	Reflects the total of cash and cash equivalents, restricted cash and marketable securities as of December 31, 2005.
THE PROJECTIONS WERE NOT PREPARED WITH A VIEW TOWARD COMPLIANCE WITH THE GUIDELINES ESTABLISHED BY THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS (THE “AICPA”), THE FINANCIAL ACCOUNTING STANDARDS BOARD (THE “FASB”), OR THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) REGARDING PROJECTIONS. FURTHERMORE, THE PROJECTIONS HAVE NOT BEEN AUDITED OR REVIEWED BY THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THE PROJECTIONS, WHILE PRESENTED WITH NUMERICAL SPECIFICITY, ARE BASED UPON A VARIETY OF ESTIMATES AND ASSUMPTIONS, WHICH MAY NOT BE REALIZED, AND ARE SUBJECT TO SIGNIFICANT BUSINESS, ECONOMIC AND COMPETITIVE UNCERTAINTIES AND CONTINGENCIES, WHICH ARE BEYOND THE CONTROL OF THE DEBTORS. CONSEQUENTLY, THE PROJECTIONS SHOULD NOT BE REGARDED AS A REPRESENTATION OR WARRANTY BY THE DEBTORS, OR ANY OTHER PERSON, AS TO THE ACCURACY OF THE PROJECTIONS OR THAT THE PROJECTIONS WILL BE REALIZED. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PRESENTED IN THESE PROJECTIONS. HOLDERS OF CLAIMS MUST MAKE THEIR OWN DETERMINATIONS AS TO THE REASONABLENESS OF SUCH ASSUMPTIONS AND THE RELIABILITY OF THE PROJECTIONS IN MAKING THEIR DETERMINATIONS OF WHETHER TO ACCEPT OR REJECT THE PLAN, TO THE EXTENT SUCH CLAIMS ARE ALLOWED TO VOTE.